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                             SIGNAL APPAREL COMPANY


                   WARRANT TO PURCHASE SHARES OF COMMON STOCK
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

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THIS SECURITY AND THE  SECURITIES  ISSUABLE  UPON EXERCISE  HEREOF HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON THE HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW.
================================================================================


                                                              September 17, 1998

                          SIGNAL APPAREL COMPANY, INC.


     For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by Signal Apparel Company, Inc., an Indiana corporation, with its principal office at 200-A Manufacturers Road, Chattanooga, Tennessee 37405, (the "Company"), Pacific Continental Securities Corp. (the "Holder"), of Two Rector Street, 13th Floor, New York, New York 10006, subject to the terms and conditions of this Warrant, is hereby granted the right to purchase, at the initial exercise pace of $2.9375 per share, at any one or more times from the date hereof until 5:00 P.M. New York City Time on September 17, 2003, in the aggregate, forty-three thousand seven hundred fifty (43,750) shares of Common Stock of the Company, $.01 par value (the "Shares) subject to adjustment as provided in Section 5 hereof.

     This Warrant initially is exercisable at a price of $2.9375 per share payable in cash, by certified or official bank check in New York Clearing House funds or other form of payment satisfactory to the Company, subject to adjustment as provided in Section 5 hereof.

     1. Exercise of Warrant. The purchase rights represented by this Warrant are exercisable at the option of the Holder hereof, in whole or in part, at one or more times during any period in which this Warrant may be exercised as set forth above. The Holder shall not be deemed to have exercised its purchase rights hereunder until the Company receives written notice of the Holder's intent to exercise its purchase rights hereunder. The written notice shall be in the form of the Subscription Form attached hereto and made a part hereof. Less than all of the Shares may be purchased under this Warrant.

     2. Issuance of Certificates. Upon the exercise of this Warrant, the issuance of certificates for Shares underlying this Warrant shall be made forthwith (and in any event within ten (10) business days after the Company's receipt of (i) written notice hereunder as specified in Section 1 above) and
(ii) good funds in respect of the Purchase Price pursuant to Section 4 hereof for the shares so exercised and such certificates shall be issued in the name of the Holder hereof.

     3. Restriction on Transfer and Registration Rights. Neither this Warrant nor any Shares issuable upon exercise hereof have been registered under the Securities Act of 1933, as amended (the "Act"), and neither may be sold or transferred in whole or in part unless the Holder shall have first given prior written notice to the Company describing such sale or transfer and furnished to the Company an opinion, satisfactory to counsel for the Company as determined by such counsel in its sole discretion, to the effect that the proposed sale or transfer may be made without registration under the Act; provided, however, that the foregoing shall not apply if there is in effect a registration statement with respect to this Warrant or the Shares issuable upon exercise hereof, as the case may be, at the time of the proposed sale or transfer. Upon exercise, in part or in whole, of this Warrant, each certificate issued representing the Shares underlying this Warrant shall bear a legend to the foregoing effect. The Holder shall have such rights to request the

Company to register all or any of the Shares issuable upon exercise of this Warrant as set forth in Annex B hereto (the "Registration Rights") subject to the terms of Annex B.

     4. Price.

     4.1 Initial and Adjusted Purchase Price. The initial Purchase Price shall be $2.9375 per Share. The adjusted Purchase Price shall be the price which shall result from time to time from any and all adjustments of the initial purchase price in accordance with the provisions of Section 5 hereof.

     4.2 Purchase Price. The term "Purchase Price" herein shall mean the initial purchase price or the adjusted purchase price, as the case may be.

     5. Adjustments of Purchase Price and Number of Shares. The Shares subject to this Warrant and the Purchase Price thereof shall be appropriately adjusted by the Company in accordance with the Statement of Rights to Warrants included in Annex A hereto.

     6. Replacement of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of such loss, theft, destruction or mutilation, of indemnity or security reasonably satisfactory to it in its sole discretion, and reimbursement to the Company of all expenses incidental or relating thereto, and upon surrender and cancellation of this Warrant (unless lost, stolen or destroyed), the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

     7. Notices to Warrant Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. The Company shall, however, during the term of this warrant supply Holder with copies of all filings made with the SEC under the Securities Exchange Act of 1934, as amended and of all documents delivered to stockholders of the Company.

     8. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

          (a) If to the registered Holder of this Warrant, to the address of such Holder as shown on the books of the Company; or

          (b) If to the Company, to the address set forth on the first page of this Warrant or to such other address as the Company may designate by notice to the Holder, Attention: Secretary; with a required copy to the Company's counsel, Witt, Gaither & Whitaker, P.C., 1100 SunTrust Bank Building, 736 Market Street, Chattanooga, Tennessee, 37402, Attention:
     Steven R. Barrett, Esq.

     9.  Successors.  All the agents  contained in this  Warrant  shall bind the parties hereto and their respective heirs, executors, administrators, distributees, permitted successors and assigns. The Holder may assign this Warrant without the Company's prior written consent provided that the Holder complies with the provisions of this agreement and applicable securities laws. Any attempted assignment in violation of the preceding sentence shall be void and of no effect.

     10. Headings. The headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

         11. Law Governing. This Warrant is delivered in the State of New York and shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, without giving effect to conflicts of law principles.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its corporate name by, and such signature to be attested to by, a duly authorized officer as of the date first above written.

                                    SIGNAL APPAREL COMPANY, INC.

                                    By:_________________________________

                                    Its:_________________________________

Attest:

_________________________

                                     ANNEX A

                         STATEMENT OF RIGHTS TO WARRANTS
                                       AND
                      FORMS OF SUBSCRIPTION AND ASSIGNMENT

     (a) Adjustment to Purchase Price and Number of Shares. In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall issue any shares of its Common Stock as a stock dividend or subdivide the number of outstanding shares of its Common Stock into a greater number of shares, then in either of such cases, the then applicable purchase price per share of the shares of Common Stock purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced and the number of shares at that time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, in the event the Company shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the then applicable purchase price per share of the shares of Common Stock purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number or shares of Common Stock purchasable pursuant to this Warrant shall be proportionately decreased. Any dividend paid or distributed upon the Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon conversion thereof.

     (b) Recapitalization. In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall be recapitalized by reclassifying its outstanding Common Stock, (other than a change in par value to no par value), or the Company or a successor corporation shad consolidate or merge with or convey all or substantially all of its or of any successor corporation's property and assets to any other corporation or corporations (any such other corporations being included within the meaning of the term "successor corporation" hereinbefore used in the event of any consolidation or merger of any such other corporation with, or the sale of all or substantially all of the property of any such other corporation to, another corporation or corporations), then, as a condition of such recapitalization, consolidation, merger or conveyance, lawful and adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to purchase, upon the basis and on the terms and conditions specified in this Warrant, in lieu of the shares of Common Stock of the Company theretofore purchasable upon the exercise of this Warrant, such shares of stock, securities or assets of the other corporation as to which the Holder of this Warrant would have been entitled had this Warrant been exercised immediately prior to such recapitalization, consolidation, merger or conveyance; and in any such event, the rights of the Warrant Holder to any adjustment in the number of shares of Common Stock purchasable upon the exercise of this Warrant, as hereinbefore provided, shall continue and be preserved in respect of any stock which the Warrant Holder becomes entitled to purchase.

     (c) Dissolution. In case the Company at any time while this Warrant shall remain unexpired and unexercised shall sell all or substantially all of its property or dissolve, liquidate or wind up its affairs, lawful provision shall be made as part of the terms of any such sale, dissolution, liquidation or winding up, so that the Holder of this Warrant may thereafter receive upon exercise hereof in lieu of each share of Common Stock of the Company which he would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company; provided, however, that in any case of any such sale or of dissolution, liquidation or winding up, the right to exercise this Warrant shall terminate on a date fixed by the Company. Such date so fixed shall be no earlier than 3 P.M. New York City Time, on the forty-fifth (45th) day next succeeding the date on which notice of such termination of the right to exercise this Warrant has been given by mail to the registered Holder of this Warrant at its address as it appears on the books of the Company.

     (d) No Fractional Shares. Upon any exercise of this Warrant by the Warrant Holder, the Company shall not be required to deliver fractions of one share, but adjustment in the purchase price payable by the Warrant Holder shall be made in respect of any such fraction of one share on the basis of the purchase price per share then applicable upon exercise of this Warrant.

     (e) Notices of Certain Events. In the event that, prior to the expiration of this Warrant by exercise or by its terms, the Company shall determine to take a record of its stockholders for the purpose of determining stockholders entitled to receive any dividend, stock dividend, distribution or other right whether or not it may cause any change or adjustment in the number, amount, price or nature of the securities or assets deliverable upon the exercise of this Warrant pursuant to the foregoing provisions, the Company shall give at least ten (10) days' prior written notice to the effect that it intends to take such record to the registered Holder of this Warrant at its address as it appears on the books of the Company, said notice to specify the date as of which such record is to be taken, the purpose for which such record is to be taken, and the effect which the action which may be taken will have upon this Warrant.

     (f) Registered Owner. The Company may deem and treat the registered Holder of the Warrant at any time as the absolute owner hereof for all purposes, and shall not be affected by any notice to the contrary.

     (g) Status. This Warrant shall not entitle any Holder thereof to any of the rights of a stockholder, and shall not entitle any Holder thereof to any dividend declared upon the Common Stock unless the Holder shall have exercised the within Warrant and purchased the shares of Common Stock prior to the record date fixed by the Board of Directors for the determination of Holders of Common Stock entitled to exercise any such rights or receive said dividend.

     (h) No Adjustment for Small Amounts. Anything in the Statement of Rights to Warrants to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Purchase Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Purchase Price by at least ten cents, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Purchase Price by at least ten cents, such change in the Purchase Price shall thereupon be given effect.

                                   ASSIGNMENT

                    (To Be Executed By the Registered Holder
                   to Effect a Transfer of the Within Warrant)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto ________________________________

________________________________________________________________________________
(Name)

________________________________________________________________________________
(Address)

________________________________________________________________________________

the right to purchase Common Stock evidenced by the within Warrant, to the extent _______ of shares of Common Stock, and does hereby irrevocably constitute and appoint

________________________________________________________________________________

to transfer the said right on the books of the Company, with full power of substitution.

Dated: ____________________, 19___.

                                              __________________________________
                                              (Signature)


NOTICE: The signature to this assignment must correspond with the name as written upon the case of the within Warrant in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a bank, other than a savings bank or trust company, having an office or correspondent in New York, or by a firm having membership on a registered national securities exchange and an office in New York, New York.

                              FORM OF SUBSCRIPTION

                  (To be signed only upon exercise of Warrant)

To Signal Apparel Company, Inc.

     The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ________(1) shares of Common Stock of Signal Apparel Company, Inc. and herewith makes payment of $___________ therefor, and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned.

Dated

                                                   ____________________________
                                                   (Signature  must  conform in
                                                   all   rejects  to  name   of
                                                   Holder  as  specified on the
                                                   face of the Warrants)


                                                   ____________________________
                                                   (Address)








- --------
(1) Insert here the maximum number of shares or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised.

                                     ANNEX B

                               REGISTRATION RIGHTS

     (a) If, at any time prior to September 17, 2003 the Company proposes to register any of its securities under the Securities Act of 1933 (the "Securities Act") (other than (i) securities issued or issuable to the holders of the Company's Series G1 Convertible Preferred Stock or Series G2 Convertible
Preferred Stock, (ii) securities to be issued pursuant to a stock option or other employee benefit or similar plan or (iii) in connection with a transaction contemplated by Rule 145 under the Securities Act), the Company shall, promptly give written notice (the "Registration Notice") to Holder of the Company's intention to effect such registration. If, within 15 days after receipt of such Registration Notice, Holder submits a written request to the Company specifying the number of shares of Common Stock which it will receive upon exercise of the Warrant and which it proposes to sell or otherwise dispose of, (the "Subject Stock") the Company shall include the Subject Stock in such registration statement. Holder when requesting inclusion of the Subject Stock in any such registration statement, may in its discretion delay exercise of the Warrant and notify the Company that it will exercise its Warrant as to the Subject Stock immediately upon the registration statement becoming effective or for delivery upon closing of a related offering. The Company shall keep each registration statement covering any Subject Stock in effect until the earlier of (i) 90 days following the effectiveness of such registration statement and (ii) the sale of the Subject Shares. Notwithstanding the foregoing, if the offering of the Company's securities pursuant to such registration statement is to be made by or through underwriters, the Company shall not be required to include Subject Stock therein if and to the extent that the underwriter managing the offering advises the Company in writing that such inclusion would materially adversely affect such offering and, in such event, the Company may delay the effectiveness of the registration of or cause Holder to delay the sale of the Subject Stock for a period of not more than 60 days after completion of the distribution of securities being underwritten on behalf of the Company (but in no event for more than 180 days after the registration statement first becomes effective) and the Company shall thereupon promptly file such supplements and post-effective amendments and take such other steps as may be necessary to permit Holder to make its proposed offering following the end of such period of delay.

     (b) In connection with any offering of shares of Subject Stock registered pursuant to this Annex B the Company (i) shall furnish to Holder such number of copies of each registration statement, each prospectus and each preliminary prospectus, and of each amendment and supplement to any thereof as Holder may reasonably request in order to effect the offering and sale of the Subject Stock to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current and (ii) take such action as shall be necessary to qualify the shares covered by such registration statement under such blue sky or other state securities laws for offer and sale as Holder shall request; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it shall not then be qualified or to file any general consent to service of process in any jurisdiction in which such a consent has not been previously filed. To the extent the Company shall enter into an underwriting agreement (the "Agreement") with a managing underwriter or underwriters selected by it containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary distributions, Holder agrees as a condition to participation in such offering to make such representations and warranties with respect to information as to it as selling stockholder, and as to its holdings, which is furnished in writing to the underwriter for use in the registration statement as are customary and appropriate. In connection with any offering of Subject Stock registered pursuant to this Annex B, the Company shall furnish to the underwriter, at the Company's expense, unlegended certificates representing ownership of the Subject Stock being sold in such denominations as requested and instruct any transfer agent and registrar of the Subject Stock to release any stop transfer orders with respect to such Subject Stock.

     (c) In connection with any registration pursuant to this Annex B all expenses of registration shall be borne by the Company (unless contrary to the federal securities laws or the laws of any state where the Subject Stock is to be offered), provided, however, in connection with any such registration, Holder shall be obligated to pay any and all underwriter's and/or brokers commissions, to the extent that such commissions would not have been so incurred in the absence of the registration of such Subject Stock. Under no circumstances shall the Company have any liability for any fees and expenses of underwriters, counsel, accountants or other agents of Holder relating to the subject stock with respect to any registration statement filed pursuant hereto, including but not limited to any out-of-pocket expenses, securities liability insurance policies, the costs of any investigations by or on behalf of Holder of the accuracy and completeness of such registration statement or related to the furnishing of information by Holder in connection with such registration statement.

     (d) For a period until the earlier of (i) ninety (90) days from and after the effective date of any registration statement filed pursuant hereto in which any of the Subject Stock is included and (ii) the sale of the Subject Shares, the Company shall from time to time amend or supplement the registration statement and the prospectus used in connection therewith as may be necessary to permit such sale and disposition and to the extent necessary in order to keep such registration statement effective and such prospectus current under the Act so that neither the registration statement nor the prospectus contains any untrue statement as to any material fact, omits any statements necessary to make the statements contained therein not misleading.

     (e) In the case of any offering registered pursuant to this Annex B, the Company agrees to indemnify and hold harmless Holder and each controlling person of Holder within the meaning of Section 15 of the Securities Act, and the directors and officers of Holder, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law or otherwise, and to reimburse them, from time to time upon request, for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any untrue statement or alleged untrue statement contained in the registration statement relating to the sale of such Subject Stock in any preliminary prospectus or in any prospectus or in any supplement or amendment to any of the foregoing of a material fact, or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that the indemnification agreement contained in this paragraph shall not apply to such losses, claims, damages, liabilities or actions which shall arise from (i) the sale of Subject Stock if such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to the Company by Holder specifically for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any amendment thereof or supplement thereto; or
(ii) any actual or alleged untrue statement of a material fact or any actual or alleged omission of a material fact required to be stated in any preliminary prospectus if Holder sells Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company had previously furnished copies thereof to Holder or its representatives and such final prospectus, as then amended or supplemented, corrected any such misstatement or omission; or (iii) the use of any preliminary, final or summary prospectus by or on behalf of Holder after the Company has notified Holder that such prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein, in the light of the circumstances under which they were made, not misleading; or
(iv) the use of any final prospectus, as amended or supplemented, by or on behalf of Holder after such time as the obligation of the Company under this Annex B to keep the related registration statement effective has expired; or (v) any violation of any federal or state securities laws, rules or regulations committed by Holder (other than any violation that arises out of or is based upon the circumstances described above and as to which Holder would otherwise be entitled to indemnification hereunder).

     (f) In connection with any registration statement in which Holder is participating, Holder will indemnify, to the extent permitted by law, the Company, controlling persons of the Company under Section 15 of the Securities Act and its directors and officers against any and all losses, claims, damages, liabilities and expenses resulting, and to reimburse them, from time to time upon request, for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, solely by reason of (i) any untrue statement of a material fact or any omission of a material fact necessary to make the statements therein not misleading, in the registration statement or any prospectus or preliminary prospectus or any amendment or supplement thereto, but only to the extent that such untrue statement is contained in, or such omission is omitted from, information so furnished to the Company by Holder in writing; (ii) the use of any prospectus by or on behalf of Holder (x) after the Company has notified Holder that such prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein, in light of the circumstances under which they were made, not misleading or (y) after such time as the obligation of the Company to keep the related registration statement effective and current has expired; (iii) the failure to send or deliver to a party to whom Holder sells the Securities, at or prior to the written confirmation of sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company had previously furnished copies thereof to Holder or its representatives; or (iv) any violation by Holder of any federal or state securities law or rule or regulation thereunder (other than any violation that arises out of or is based upon the circumstances described above and as to which Holder is entitled to indemnification hereunder); provided, however, that Holder shall not be liable in the aggregate for any amounts exceeding the product of the sale price minus the exercise price per share of Subject Stock of Holder sold in such registered offering and the number of shares of Subject Stock sold pursuant to such registration statement or prospectus by Holder.

     (g) Each party indemnified under paragraph (e) or (f) of this Annex B shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party to so notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnifies party on account of the indemnity agreement contained in paragraph (e) or (f) of this Annex B, unless the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may desire to assume the defense thereof through counsel satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under paragraph (e) or (f) of this Annex B for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to such indemnifying party in which event the indemnified party shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining one separate legal counsel).

     (h) Nothing in paragraph (e) or (f) of this Annex B shall prevent the indemnified party from retaining counsel of its own choosing, at its own expense, to defend or cooperate in the defense or investigation of any claim in respect of which indemnification is available hereunder. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     (i) If recovery is not available under the foregoing indemnification provisions, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution for any losses, claims, damages, or liabilities, joint or several, and expenses to which they may become subject, in such proportion as is appropriate to reflect the relative fault of the parties entitled to indemnification, on the one he and, and the indemnifying parties, on the other, in connection with the matter out of which such losses, claims, damages, liabilities or expenses arise or result from. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the parties' relative knowledge and access to information concerning the matter with respect to which the action was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Company and each Holder agrees that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocations.
Notwithstanding the provisions of this Section (i) the Holder shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of its Warrants or underlying shares of Common Stock exceeds the amount of the exercise price of the Warrants plus any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     (j) Notwithstanding the foregoing, Holder shall furnish to the Company such information regarding Holder, its intended method of distribution of the Securities and such other information as the Company may from time to time reasonably request for purposes of preparation of any registration statement pursuant to this Annex B and to maintain the effectiveness of such registration statement.

          (i) At least five business days prior to any disposition of Securities (other than pursuant to an underwritten offering) by Holder, Holder will orally advise the Company (and promptly confirm such advise in writing) of the dates on which such disposition is expected to commence and terminate, the number of Securities expected to be sold, the method of disposition and such other information as the Company may reasonably request in order to supplement the prospectus contained in the registration statement in accordance with the rules and regulations of the Commission. Promptly after receiving such advise, the Company will, if necessary, (x) prepare a supplement to the prospectus based upon such advice and file the same with the Commission pursuant to Rule 424(b) under the Securities Act and (y), if necessary, qualify the Securities to be sold under the securities or blue sky laws of such jurisdiction in the United States as Holder shall reasonably request (subject to the proviso of Section (b) of this Annex B).

          (ii) Holder agrees that, upon receipt of any notice from the Company of any event of the kind described in Section (d) of this Annex B, Holder will forthwith discontinue disposition of the Securities pursuant to such registration statement until receipt of copies of the supplemented or amended prospectus contemplated by Section (d), and, if so directed by the Company, will deliver to the Company all copies of the prospectus covering the Securities in its possession at the time of receipt of such notice.

          (iii) Holder shall, at any time it is engaged in a distribution of Securities, comply with all applicable requirements of Regulation M (or any successor provisions then in force) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") and (x) will not engage in any stabilization activity in connection with the securities of the Company in contravention of such rules, (y) will distribute the Securities solely in the manner described in the registration statement and (z) will not bid for or purchase any securities of the Company or attempt to induce any person to purchase any securities of the Company other than as permitted under the Exchange Act.

          (iv) Holder shall provide such information and materials, execute all such documents and take all such other actions as the Company shall reasonably request in order to permit the Company to comply with all applicable requirements of law and to effect the registration of Holder's Securities.

          (v) If Securities are registered for sale pursuant to Rule 415 under the Securities Act, Holder shall cease any distribution of such shares under the registration statement twice a year, for up to 90 days each, upon the request of the Company if: (x) such distribution would require the public disclosure of material non-public information concerning any transaction or negotiations involving the Company or any of its affiliates that, in the good faith judgment of the Company's Board of Directors (or the executive committee thereof), would materially interfere with such transaction or negotiations, (y) such distribution would otherwise require premature disclosure of information that; in the good faith judgment of the Company's Board of Directors, would adversely affect or otherwise be detrimental to the Company or (z) the Company proposes to file a registration statement under the Securities Act for the offering and sale of securities for its own account in an underwritten offering and the managing underwriter therefor shall advise the Company in writing that in its opinion the continued distribution of the Securities would adversely affect the success of the offering of the securities proposed to be registered for the account of the Company. The Company shall promptly notify Holder at such time as (i) such transactions or negotiations have been otherwise publicly disclosed or terminated, (ii) such non-public information has been publicly disclosed or counsel to the Company has determined that such disclosure is not required due to subsequent events or
     (iii) the completion of such underwritten offering.

- --------------------------------------------------------------------------------
                             SIGNAL APPAREL COMPANY


                   WARRANT TO PURCHASE SHARES OF COMMON STOCK
- --------------------------------------------------------------------------------

================================================================================
THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON THE HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW.
================================================================================


                                                              September 17, 1998

                          SIGNAL APPAREL COMPANY, INC.


     For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by Signal Apparel Company, Inc., an Indiana corporation, with its principal office at 200-A Manufacturers Road, Chattanooga, Tennessee 37405, (the "Company"), Emerson Capital, Inc. (the "Holder"), of Two Rector Street, 13th Floor, New York, New York 10006, subject to the terms and conditions of this Warrant, is hereby granted the right to purchase, at the initial exercise pace of $2.9375 per share, at any one or more times from the date hereof until 5:00 P.M. New York City Time on September 17, 2003, in the aggregate, eighteen thousand seven hundred fifty (18,750) shares of Common Stock of the Company, $.01 par value (the "Shares) subject to adjustment as provided in Section 5 hereof.

     This Warrant initially is exercisable at a price of $2.9375 per share payable in cash, by certified or official bank check in New York Clearing House funds or other form of payment satisfactory to the Company, subject to adjustment as provided in Section 5 hereof.

     1. Exercise of Warrant. The purchase rights represented by this Warrant are exercisable at the option of the Holder hereof, in whole or in part, at one or more times during any period in which this Warrant may be exercised as set forth above. The Holder shall not be deemed to have exercised its purchase rights hereunder until the Company receives written notice of the Holder's intent to exercise its purchase rights hereunder. The written notice shall be in the form of the Subscription Form attached hereto and made a part hereof. Less than all of the Shares may be purchased under this Warrant.

     2. Issuance of Certificates. Upon the exercise of this Warrant, the issuance of certificates for Shares underlying this Warrant shall be made forthwith (and in any event within ten (10) business days after the Company's receipt of (i) written notice hereunder as specified in Section 1 above) and
(ii) good funds in respect of the Purchase Price pursuant to Section 4 hereof for the shares so exercised and such certificates shall be issued in the name of the Holder hereof.

     3. Restriction on Transfer and Registration Rights. Neither this Warrant nor any Shares issuable upon exercise hereof have been registered under the Securities Act of 1933, as amended (the "Act"), and neither may be sold or transferred in whole or in part unless the Holder shall have first given prior written notice to the Company describing such sale or transfer and furnished to the Company an opinion, satisfactory to counsel for the Company as determined by such counsel in its sole discretion, to the effect that the proposed sale or transfer may be made without registration under the Act; provided, however, that the foregoing shall not apply if there is in effect a registration statement with respect to this Warrant or the Shares issuable upon exercise hereof, as the case may be, at the time of the proposed sale or transfer. Upon exercise, in part or in whole, of this Warrant, each certificate issued representing the Shares underlying this Warrant shall bear a legend to the foregoing effect. The Holder shall have such rights to request the

Company to register all or any of the Shares issuable upon exercise of this Warrant as set forth in Annex B hereto (the "Registration Rights") subject to the terms of Annex B.

     4. Price.

     4.1 Initial and Adjusted Purchase Price. The initial Purchase Price shall be $2.9375 per Share. The adjusted Purchase Price shall be the price which shall result from time to time from any and all adjustments of the initial purchase price in accordance with the provisions of Section 5 hereof.

     4.2 Purchase Price. The term "Purchase Price" herein shall mean the initial purchase price or the adjusted purchase price, as the case may be.

     5. Adjustments of Purchase Price and Number of Shares. The Shares subject to this Warrant and the Purchase Price thereof shall be appropriately adjusted by the Company in accordance with the Statement of Rights to Warrants included in Annex A hereto.

     6. Replacement of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of such loss, theft, destruction or mutilation, of indemnity or security reasonably satisfactory to it in its sole discretion, and reimbursement to the Company of all expenses incidental or relating thereto, and upon surrender and cancellation of this Warrant (unless lost, stolen or destroyed), the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

     7. Notices to Warrant Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. The Company shall, however, during the term of this warrant supply Holder with copies of all filings made with the SEC under the Securities Exchange Act of 1934, as amended and of all documents delivered to stockholders of the Company.

     8. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

          (a) If to the registered Holder of this Warrant, to the address of such Holder as shown on the books of the Company; or

          (b) If to the Company, to the address set forth on the first page of this Warrant or to such other address as the Company may designate by notice to the Holder, Attention: Secretary; with a required copy to the Company's counsel, Witt, Gaither & Whitaker, P.C., 1100 SunTrust Bank Building, 736 Market Street, Chattanooga, Tennessee, 37402, Attention:
     Steven R. Barrett, Esq.

     9.  Successors.  All the agents  contained in this  Warrant  shall bind the parties hereto and their respective heirs, executors, administrators, distributees, permitted successors and assigns. The Holder may assign this Warrant without the Company's prior written consent provided that the Holder complies with the provisions of this agreement and applicable securities laws. Any attempted assignment in violation of the preceding sentence shall be void and of no effect.

     10. Headings. The headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

     11. Law Governing. This Warrant is delivered in the State of New York and shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, without giving effect to conflicts of law principles.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its corporate name by, and such signature to be attested to by, a duly authorized officer as of the date first above written.


                                      SIGNAL APPAREL COMPANY, INC.


                                      By:__________________________________

                                      Its:_________________________________

Attest:

______________________________

                                     ANNEX A

                         STATEMENT OF RIGHTS TO WARRANTS
                                       AND
                      FORMS OF SUBSCRIPTION AND ASSIGNMENT

     (a) Adjustment to Purchase Price and Number of Shares. In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall issue any shares of its Common Stock as a stock dividend or subdivide the number of outstanding shares of its Common Stock into a greater number of shares, then in either of such cases, the then applicable purchase price per share of the shares of Common Stock purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced and the number of shares at that time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, in the event the Company shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the then applicable purchase price per share of the shares of Common Stock purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number or shares of Common Stock purchasable pursuant to this Warrant shall be proportionately decreased. Any dividend paid or distributed upon the Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon conversion thereof.

     (b) Recapitalization. In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall be recapitalized by reclassifying its outstanding Common Stock, (other than a change in par value to no par value), or the Company or a successor corporation shad consolidate or merge with or convey all or substantially all of its or of any successor corporation's property and assets to any other corporation or corporations (any such other corporations being included within the meaning of the term "successor corporation" hereinbefore used in the event of any consolidation or merger of any such other corporation with, or the sale of all or substantially all of the property of any such other corporation to, another corporation or corporations), then, as a condition of such recapitalization, consolidation, merger or conveyance, lawful and adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to purchase, upon the basis and on the terms and conditions specified in this Warrant, in lieu of the shares of Common Stock of the Company theretofore purchasable upon the exercise of this Warrant, such shares of stock, securities or assets of the other corporation as to which the Holder of this Warrant would have been entitled had this Warrant been exercised immediately prior to such recapitalization, consolidation, merger or conveyance; and in any such event, the rights of the Warrant Holder to any adjustment in the number of shares of Common Stock purchasable upon the exercise of this Warrant, as hereinbefore provided, shall continue and be preserved in respect of any stock which the Warrant Holder becomes entitled to purchase.

     (c) Dissolution. In case the Company at any time while this Warrant shall remain unexpired and unexercised shall sell all or substantially all of its property or dissolve, liquidate or wind up its affairs, lawful provision shall be made as part of the terms of any such sale, dissolution, liquidation or winding up, so that the Holder of this Warrant may thereafter receive upon exercise hereof in lieu of each share of Common Stock of the Company which he would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company; provided, however, that in any case of any such sale or of dissolution, liquidation or winding up, the right to exercise this Warrant shall terminate on a date fixed by the Company. Such date so fixed shall be no earlier than 3 P.M. New York City Time, on the forty-fifth (45th) day next succeeding the date on which notice of such termination of the right to exercise this Warrant has been given by mail to the registered Holder of this Warrant at its address as it appears on the books of the Company.

     (d) No Fractional Shares. Upon any exercise of this Warrant by the Warrant Holder, the Company shall not be required to deliver fractions of one share, but adjustment in the purchase price payable by the Warrant Holder shall be made in respect of any such fraction of one share on the basis of the purchase price per share then applicable upon exercise of this Warrant.

     (e) Notices of Certain Events. In the event that, prior to the expiration of this Warrant by exercise or by its terms, the Company shall determine to take a record of its stockholders for the purpose of determining stockholders entitled to receive any dividend, stock dividend, distribution or other right whether or not it may cause any change or adjustment in the number, amount, price or nature of the securities or assets deliverable upon the exercise of this Warrant pursuant to the foregoing provisions, the Company shall give at least ten (10) days' prior written notice to the effect that it intends to take such record to the registered Holder of this Warrant at its address as it appears on the books of the Company, said notice to specify the date as of which such record is to be taken, the purpose for which such record is to be taken, and the effect which the action which may be taken will have upon this Warrant.

     (f) Registered Owner. The Company may deem and treat the registered Holder of the Warrant at any time as the absolute owner hereof for all purposes, and shall not be affected by any notice to the contrary.

     (g) Status. This Warrant shall not entitle any Holder thereof to any of the rights of a stockholder, and shall not entitle any Holder thereof to any dividend declared upon the Common Stock unless the Holder shall have exercised the within Warrant and purchased the shares of Common Stock prior to the record date fixed by the Board of Directors for the determination of Holders of Common Stock entitled to exercise any such rights or receive said dividend.

     (h) No Adjustment for Small Amounts. Anything in the Statement of Rights to Warrants to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Purchase Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Purchase Price by at least ten cents, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Purchase Price by at least ten cents, such change in the Purchase Price shall thereupon be given effect.

                                   ASSIGNMENT

                    (To Be Executed By the Registered Holder
                   to Effect a Transfer of the Within Warrant)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto ________________________________

________________________________________________________________________________
(Name)

________________________________________________________________________________
(Address)

________________________________________________________________________________

the right to purchase Common Stock evidenced by the within Warrant, to the extent _______ of shares of Common Stock, and does hereby irrevocably constitute and appoint

________________________________________________________________________________

to transfer the said right on the books of the Company, with full power of substitution.

Dated: ____________________, 19___.

                                                   _____________________________
                                                   (Signature)


NOTICE: The signature to this assignment must correspond with the name as written upon the case of the within Warrant in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a bank, other than a savings bank or trust company, having an office or correspondent in New York, or by a firm having membership on a registered national securities exchange and an office in New York, New York.

                              FORM OF SUBSCRIPTION

                  (To be signed only upon exercise of Warrant)

To Signal Apparel Company, Inc.

     The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ________(2) shares of Common Stock of Signal Apparel Company, Inc. and herewith makes payment of $___________ therefor, and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned.

Dated

                                                  ______________________________
                                                  (Signature must conform in all
                                                  rejects  to name of  Holder as
                                                  specified  on the  face of the
                                                  Warrants)


                                                  ______________________________
                                                  (Address)








- ----------
(2) Insert here the maximum number of shares or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised.

                                     ANNEX B

                               REGISTRATION RIGHTS

     (a) If, at any time prior to September 17, 2003 the Company proposes to register any of its securities under the Securities Act of 1933 (the "Securities Act") (other than (i) securities issued or issuable to the holders of the Company's Series G1 Convertible Preferred Stock or Series G2 Convertible
Preferred Stock, (ii) securities to be issued pursuant to a stock option or other employee benefit or similar plan or (iii) in connection with a transaction contemplated by Rule 145 under the Securities Act), the Company shall, promptly give written notice (the "Registration Notice") to Holder of the Company's intention to effect such registration. If, within 15 days after receipt of such Registration Notice, Holder submits a written request to the Company specifying the number of shares of Common Stock which it will receive upon exercise of the Warrant and which it proposes to sell or otherwise dispose of, (the "Subject Stock") the Company shall include the Subject Stock in such registration statement. Holder when requesting inclusion of the Subject Stock in any such registration statement, may in its discretion delay exercise of the Warrant and notify the Company that it will exercise its Warrant as to the Subject Stock immediately upon the registration statement becoming effective or for delivery upon closing of a related offering. The Company shall keep each registration statement covering any Subject Stock in effect until the earlier of (i) 90 days following the effectiveness of such registration statement and (ii) the sale of the Subject Shares. Notwithstanding the foregoing, if the offering of the Company's securities pursuant to such registration statement is to be made by or through underwriters, the Company shall not be required to include Subject Stock therein if and to the extent that the underwriter managing the offering advises the Company in writing that such inclusion would materially adversely affect such offering and, in such event, the Company may delay the effectiveness of the registration of or cause Holder to delay the sale of the Subject Stock for a period of not more than 60 days after completion of the distribution of securities being underwritten on behalf of the Company (but in no event for more than 180 days after the registration statement first becomes effective) and the Company shall thereupon promptly file such supplements and post-effective amendments and take such other steps as may be necessary to permit Holder to make its proposed offering following the end of such period of delay.

     (b) In connection with any offering of shares of Subject Stock registered pursuant to this Annex B the Company (i) shall furnish to Holder such number of copies of each registration statement, each prospectus and each preliminary prospectus, and of each amendment and supplement to any thereof as Holder may reasonably request in order to effect the offering and sale of the Subject Stock to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current and (ii) take such action as shall be necessary to qualify the shares covered by such registration statement under such blue sky or other state securities laws for offer and sale as Holder shall request; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it shall not then be qualified or to file any general consent to service of process in any jurisdiction in which such a consent has not been previously filed. To the extent the Company shall enter into an underwriting agreement (the "Agreement") with a managing underwriter or underwriters selected by it containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary distributions, Holder agrees as a condition to participation in such offering to make such representations and warranties with respect to information as to it as selling stockholder, and as to its holdings, which is furnished in writing to the underwriter for use in the registration statement as are customary and appropriate. In connection with any offering of Subject Stock registered pursuant to this Annex B, the Company shall furnish to the underwriter, at the Company's expense, unlegended certificates representing ownership of the Subject Stock being sold in such denominations as requested and instruct any transfer agent and registrar of the Subject Stock to release any stop transfer orders with respect to such Subject Stock.

     (c) In connection with any registration pursuant to this Annex B all expenses of registration shall be borne by the Company (unless contrary to the federal securities laws or the laws of any state where the Subject Stock is to be offered), provided, however, in connection with any such registration, Holder shall be obligated to pay any and all underwriter's and/or brokers commissions, to the extent that such commissions would not have been so incurred in the absence of the registration of such Subject Stock. Under no circumstances shall the Company have any liability for any fees and expenses of underwriters, counsel, accountants or other agents of Holder relating to the subject stock with respect to any registration statement filed pursuant hereto, including but not limited to any out-of-pocket expenses, securities liability insurance policies, the costs of any investigations by or on behalf of Holder of the accuracy and completeness of such registration statement or related to the furnishing of information by Holder in connection with such registration statement.

     (d) For a period until the earlier of (i) ninety (90) days from and after the effective date of any registration statement filed pursuant hereto in which any of the Subject Stock is included and (ii) the sale of the Subject Shares, the Company shall from time to time amend or supplement the registration statement and the prospectus used in connection therewith as may be necessary to permit such sale and disposition and to the extent necessary in order to keep such registration statement effective and such prospectus current under the Act so that neither the registration statement nor the prospectus contains any untrue statement as to any material fact, omits any statements necessary to make the statements contained therein not misleading.

     (e) In the case of any offering registered pursuant to this Annex B, the Company agrees to indemnify and hold harmless Holder and each controlling person of Holder within the meaning of Section 15 of the Securities Act, and the directors and officers of Holder, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law or otherwise, and to reimburse them, from time to time upon request, for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any untrue statement or alleged untrue statement contained in the registration statement relating to the sale of such Subject Stock in any preliminary prospectus or in any prospectus or in any supplement or amendment to any of the foregoing of a material fact, or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that the indemnification agreement contained in this paragraph shall not apply to such losses, claims, damages, liabilities or actions which shall arise from (i) the sale of Subject Stock if such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to the Company by Holder specifically for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any amendment thereof or supplement thereto; or
(ii) any actual or alleged untrue statement of a material fact or any actual or alleged omission of a material fact required to be stated in any preliminary prospectus if Holder sells Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company had previously furnished copies thereof to Holder or its representatives and such final prospectus, as then amended or supplemented, corrected any such misstatement or omission; or (iii) the use of any preliminary, final or summary prospectus by or on behalf of Holder after the Company has notified Holder that such prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein, in the light of the circumstances under which they were made, not misleading; or
(iv) the use of any final prospectus, as amended or supplemented, by or on behalf of Holder after such time as the obligation of the Company under this Annex B to keep the related registration statement effective has expired; or (v) any violation of any federal or state securities laws, rules or regulations committed by Holder (other than any violation that arises out of or is based upon the circumstances described above and as to which Holder would otherwise be entitled to indemnification hereunder).

     (f) In connection with any registration statement in which Holder is participating, Holder will indemnify, to the extent permitted by law, the Company, controlling persons of the Company under Section 15 of the Securities Act and its directors and officers against any and all losses, claims, damages, liabilities and expenses resulting, and to reimburse them, from time to time upon request, for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, solely by reason of (i) any untrue statement of a material fact or any omission of a material fact necessary to make the statements therein not misleading, in the registration statement or any prospectus or preliminary prospectus or any amendment or supplement thereto, but only to the extent that such untrue statement is contained in, or such omission is omitted from, information so furnished to the Company by Holder in writing; (ii) the use of any prospectus by or on behalf of Holder (x) after the Company has notified Holder that such prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein, in light of the circumstances under which they were made, not misleading or (y) after such time as the obligation of the Company to keep the related registration statement effective and current has expired; (iii) the failure to send or deliver to a party to whom Holder sells the Securities, at or prior to the written confirmation of sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company had previously furnished copies thereof to Holder or its representatives; or (iv) any violation by Holder of any federal or state securities law or rule or regulation thereunder (other than any violation that arises out of or is based upon the circumstances described above and as to which Holder is entitled to indemnification hereunder); provided, however, that Holder shall not be liable in the aggregate for any amounts exceeding the product of the sale price minus the exercise price per share of Subject Stock of Holder sold in such registered offering and the number of shares of Subject Stock sold pursuant to such registration statement or prospectus by Holder.

     (g) Each party indemnified under paragraph (e) or (f) of this Annex B shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party to so notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnifies party on account of the indemnity agreement contained in paragraph (e) or (f) of this Annex B, unless the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may desire to assume the defense thereof through counsel satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under paragraph (e) or (f) of this Annex B for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to such indemnifying party in which event the indemnified party shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining one separate legal counsel).

     (h) Nothing in paragraph (e) or (f) of this Annex B shall prevent the indemnified party from retaining counsel of its own choosing, at its own expense, to defend or cooperate in the defense or investigation of any claim in respect of which indemnification is available hereunder. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     (i) If recovery is not available under the foregoing indemnification provisions, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution for any losses, claims, damages, or liabilities, joint or several, and expenses to which they may become subject, in such proportion as is appropriate to reflect the relative fault of the parties entitled to indemnification, on the one he and, and the indemnifying parties, on the other, in connection with the matter out of which such losses, claims, damages, liabilities or expenses arise or result from. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the parties' relative knowledge and access to information concerning the matter with respect to which the action was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Company and each Holder agrees that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocations.
Notwithstanding the provisions of this Section (i) the Holder shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of its Warrants or underlying shares of Common Stock exceeds the amount of the exercise price of the Warrants plus any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     (j) Notwithstanding the foregoing, Holder shall furnish to the Company such information regarding Holder, its intended method of distribution of the Securities and such other information as the Company may from time to time reasonably request for purposes of preparation of any registration statement pursuant to this Annex B and to maintain the effectiveness of such registration statement.

          (i) At least five business days prior to any disposition of Securities (other than pursuant to an underwritten offering) by Holder, Holder will orally advise the Company (and promptly confirm such advise in writing) of the dates on which such disposition is expected to commence and terminate, the number of Securities expected to be sold, the method of disposition and such other information as the Company may reasonably request in order to supplement the prospectus contained in the registration statement in accordance with the rules and regulations of the Commission. Promptly after receiving such advise, the Company will, if necessary, (x) prepare a supplement to the prospectus based upon such advice and file the same with the Commission pursuant to Rule 424(b) under the Securities Act and (y), if necessary, qualify the Securities to be sold under the securities or blue sky laws of such jurisdiction in the United States as Holder shall reasonably request (subject to the proviso of Section (b) of this Annex B).

          (ii) Holder agrees that, upon receipt of any notice from the Company of any event of the kind described in Section (d) of this Annex B, Holder will forthwith discontinue disposition of the Securities pursuant to such registration statement until receipt of copies of the supplemented or amended prospectus contemplated by Section (d), and, if so directed by the Company, will deliver to the Company all copies of the prospectus covering the Securities in its possession at the time of receipt of such notice.

          (iii) Holder shall, at any time it is engaged in a distribution of Securities, comply with all applicable requirements of Regulation M (or any successor provisions then in force) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") and (x) will not engage in any stabilization activity in connection with the securities of the Company in contravention of such rules, (y) will distribute the Securities solely in the manner described in the registration statement and (z) will not bid for or purchase any securities of the Company or attempt to induce any person to purchase any securities of the Company other than as permitted under the Exchange Act.

          (iv) Holder shall provide such information and materials, execute all such documents and take all such other actions as the Company shall reasonably request in order to permit the Company to comply with all applicable requirements of law and to effect the registration of Holder's Securities.

          (v) If Securities are registered for sale pursuant to Rule 415 under the Securities Act, Holder shall cease any distribution of such shares under the registration statement twice a year, for up to 90 days each, upon the request of the Company if: (x) such distribution would require the public disclosure of material non-public information concerning any transaction or negotiations involving the Company or any of its affiliates that, in the good faith judgment of the Company's Board of Directors (or the executive committee thereof), would materially interfere with such transaction or negotiations, (y) such distribution would otherwise require premature disclosure of information that; in the good faith judgment of the Company's Board of Directors, would adversely affect or otherwise be detrimental to the Company or (z) the Company proposes to file a registration statement under the Securities Act for the offering and sale of securities for its own account in an underwritten offering and the managing underwriter therefor shall advise the Company in writing that in its opinion the continued distribution of the Securities would adversely affect the success of the offering of the securities proposed to be registered for the account of the Company. The Company shall promptly notify Holder at such time as (i) such transactions or negotiations have been otherwise publicly disclosed or terminated, (ii) such non-public information has been publicly disclosed or counsel to the Company has determined that such disclosure is not required due to subsequent events or
     (iii) the completion of such underwritten offering.